UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2012 (November 7, 2012)

Commission File Number 0-8084

Connecticut Water Service, Inc.
(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation or organization)	06-0739839 (I.R.S. Employer Identification No.)

93 West Main Street, Clinton, CT (Address of principal executive office)	06413 (Zip Code)

(860) 669-8636
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to current report on Form 8-K/A is being filed by Connecticut Water Service, Inc. to add as Exhibit 10.1 the order of the Maine Public Utilities Commission dated November 7, 2012, and related Stipulation Agreement, which was omitted from the original filing in error.

Item 8.01    Other Events

MPUC Approval Order

As previously disclosed, on July 18, 2012, Connecticut Water Service, Inc. (the “Company”) announced that it had reached an agreement to acquire the Biddeford and Saco Water Company ("BSWC"), pending a vote of Biddeford and Saco shareholders, approval by the Maine Public Utilities Commission ("MPUC") and the satisfaction of other various conditions. This acquisition will add approximately 15,500 additional customers in the State of Maine, in the communities of Biddeford, Saco, Old Orchard Beach and Scarborough. Under the terms of the agreement, the acquisition will be executed through a stock-for-stock merger transaction valued at approximately $11.4 million (the “Merger”). Receipt of an approval order from the MPUC is a condition to the parties obligations to complete the Merger.

On July 24, 2012, BSWC and the Maine Water Company, a wholly-owned subsidiary of the Company (“Maine Water”), filed a joint application with the MPUC under 35-A M.R.S.A. §708(2)(A) requesting MPUC approval for the Company to acquire BSWC and for approval of two affiliate agreements. On September 20, 2012, the City of Biddeford, Maine petitioned the MPUC to intervene in the MPUC proceeding regarding the Merger (Docket No. 2012-365) to protect the interests of the City and its citizens.

On October 23, 2012, BSWC and Maine Water entered into a Stipulation Agreement with the Maine Public Advocate and the City of Bidderford, Maine that contains the agreements of the signatories regarding the completion of the Merger and the MPUC’s approval thereof.

On November 7, 2012, the MPUC issued an order approving the Stipulation Agreement and the proposed Merger (the “Approval Order”), on the terms and conditions specified therein. The Approval Order also approved two affiliated agreements; one between the Company and BSWC and a second between BSWC and Maine Water. The MPUC concluded that the overall result of the Stipulation Agreement was reasonable, not contrary to legislative mandate and consistent with the public interest.

The foregoing discussion is qualified in its entirety by reference to the complete text of the MPUC’s Approval Order and the Stipulation Agreement,

which are filed as Exhibit 10.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

How to Find Further Information

In connection with the Merger, the Company has filed a registration statement on Form S-4 under the Securities Act of 1933 (File No. 333-183708) with the Securities and Exchange Commission (“SEC”), which was declared effective on November 9, 2012, containing a joint proxy statement of BSWC that also constitutes a prospectus of the Company (the “Joint Proxy Statement/Prospectus”) and other documents regarding the proposed transaction.

Before making any voting or investment decisions, we urge investors and security holders to read the Joint Proxy Statement/Prospectus (including all amendments and supplements thereto) and other documents filed with the SEC carefully and in their entirety when they become available, because they will contain important information about the Company, BSWC and the proposed Merger.

Copies of the Joint Proxy Statement/Prospectus will soon be mailed to BSWC’s shareholders. Copies of the Joint Proxy Statement/Prospectus may be obtained free of charge at the SEC’s web site at www.sec.gov, or by directing a request to the Company’s Corporate Secretary, Kristen A. Johnson, at Connecticut Water Service, Inc., 93 West Main Street, Clinton, Connecticut 06413, or by telephone at 1-800-425-3985, ext. 3056, or on our website at www.ctwater.com. Copies of other documents filed by the Company with the SEC may also be obtained free of charge at the SEC's web site or by directing a request to the Company at the address provided above.

The Company and BSWC and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed Merger. CTWS and BSWC and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the approval of the Merger. Information regarding the directors and executive officers of CTWS and BSWC, and their respective interests in CTWS or BSWC, respectively, by security holdings or otherwise is available in the Joint Proxy Statement/Prospectus.

Cautionary Statements

This current report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about Connecticut Water’s proposed acquisition of BSWC. These statements include statements regarding the anticipated closing date of the transaction and anticipated future results. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may." Certain factors that could cause actual results to differ materially from expected results include delays in completing the merger, difficulties in achieving anticipated benefits or cost savings from the merger or in achieving such anticipated benefits or cost savings within the expected time frame, difficulties in integrating BSWC into Connecticut Water, increased competitive pressures, changes in general economic conditions, legislative and regulatory changes that adversely affect the business in which the Company and BSWC are engaged, changes in the securities markets and other risks and uncertainties disclosed from time to time in documents that Connecticut Water files with the SEC. We undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.

This current report and its exhibits should not be read alone, but should instead be read in conjunction with the other information regarding the Company, BSWC and the Merger that is contained in, or incorporated by reference into, the joint Proxy Statement/Prospectus that the Company has filed with the SEC connection with the Merger, as well as in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as applicable, and other filings that the Company makes with the SEC.

This current report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Press Releases

On November 9, 2012, the Company issued a press release related to the Company’s financial results for the fiscal quarter ended September 30, 2012 and the MPUC Approval Order. A copy of this release is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

On November 9, 2012, the Company issued a press release related to the MPUC Approval Order. A copy of this release is filed herewith as Exhibit 99.2 and is hereby incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits

The following documents are filed herewith as exhibits hereto:

(d)    Exhibits

10.1
Approval Order of the Maine Public Utilities Commission, dated November 7, 2012, including the Stipulation Agreement dated October 23, 2012 between the Bidderford and Saco Water Company, The Maine Water Company, The Maine Public Advocate, and the City of Biddeford, Maine.

99.1	Press release of the Company, dated November 9, 2012, related to the Company’s financial results for the fiscal quarter ended September 30, 2012 and the MPUC Approval Order.
99.2	Press release of the Company, dated November 9, 2012, related to the MPUC Approval Order, is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTICUT WATER SERVICE, INC.
    a Connecticut corporation

Date: November 15, 2012    By: /s/ David C. Benoit
Name: David C. Benoit
Title: Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.        Description

10.1
Approval Order of the Maine Public Utilities Commission, dated November 7, 2012, including the Stipulation Agreement dated October 23, 2012 between the Bidderford and Saco Water Company, The Maine Water Company, The Maine Public Advocate, and the City of Biddeford, Maine, is filed herewith.

99.1	Press release of the Company, dated November 9, 2012, related to the Company’s financial results for the fiscal quarter ended September 30, 2012 and the MPUC Approval Order, is filed herewith.
99.2	Press release of the Company, dated November 9, 2012, related to the MPUC Approval Order, is filed herewith.